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
                                               MONTHLY SERVICER'S CERTIFICATE
                                                  CARMAX AUTO SUPERSTORES, INC.

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                                                    CARMAX AUTO OWNER TRUST
                                                        SERIES 2003-1
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  Collection Period                                                                                           05/01/03-05/31/03
  Determination Date                                                                                                   6/9/2003
  Distribution Date                                                                                                   6/16/2003


  Pool Balance
  ------------

     1 .  Pool Balance on the close of the last day of the preceding
          Collection Period                                                                                $     506,963,081.52

     2 .  Collections allocable to Principal                                                               $      18,761,241.00

     3 .  Purchase Amount allocable to Principal                                                           $               0.00

     4 .  Defaulted Receivables                                                                            $               0.00

                                                                                                              ------------------
     5 .  Pool Balance on the close of the last day of the Collection Period                               $     488,201,840.52
          (Ln1 - Ln2 - Ln3 - Ln4)

     6 .  Initial Pool Balance                                                                             $     506,963,081.52

                                                                                      Beginning                      End
     7 .  Note Balances                                                               of Period                   of Period
                                                                            ----------------------------------------------------

          a.Class A-1 Note Balance                                          $          110,000,000.00     $       88,267,118.57
          b.Class A-2 Note Balance                                          $          124,000,000.00     $      124,000,000.00
          c.Class A-3 Note Balance                                          $          119,000,000.00     $      119,000,000.00
          d.Class A-4 Note Balance                                          $           98,196,000.00     $       98,196,000.00
          e.Class B Note Balance                                            $           40,558,000.00     $       40,558,000.00
          f.Class C Note Balance                                            $           15,209,000.00     $       15,209,000.00
                                                                                ----------------------        ------------------
          g.Note Balance (sum a - f)                                        $          506,963,000.00     $      485,230,118.57

     8 .  Pool Factors

          a.Class A-1 Note Pool Factor                                                      1.0000000                 0.8024284
          b.Class A-2 Note Pool Factor                                                      1.0000000                 1.0000000
          c.Class A-3 Note Pool Factor                                                      1.0000000                 1.0000000
          d.Class A-4 Note Pool Factor                                                      1.0000000                 1.0000000
          e.Class B Note Pool Factor                                                        1.0000000                 1.0000000
          f.Class C Note Pool Factor                                                        1.0000000                 1.0000000
                                                                                ----------------------        ------------------
          g.Note Pool Factor                                                                1.0000000                 0.9571312

     9 .  Overcollateralization Target Amount                                                              $       7,323,027.61

    10 .  Current overcollateralization amount (Pool Balance - Note Balance)                               $       2,971,721.95

    11 .  Weighted Average Coupon                                                                          %              8.69%

    12 .  Weighted Average Original Term                                                                  months          60.23

    13 .  Weighted Average Remaining Term                                                                 months          53.46

  Collections
  -----------

    14 .  Finance Charges:

          a.Collections allocable to Finance Charge                                                        $       3,767,002.76
          b.Liquidation Proceeds allocable to Finance Charge                                               $               0.00
          c.Purchase Amount allocable to Finance Charge                                                    $               0.00
                                                                                                              ------------------
          d.Available Finance Charge Collections (sum a - c)                                               $       3,767,002.76

    15 .  Principal:
          a.Collections allocable to Principal                                                             $      18,761,241.00
          b.Liquidation Proceeds allocable to Principal                                                    $               0.00
          c.Purchase Amount allocable to Principal                                                         $               0.00
                                                                                                              ------------------
          d.Available Principal Collections (sum a - c)                                                    $      18,761,241.00

    16 .  Total Finance Charge and Principal Collections (14d + 15d)                                       $      22,528,243.76

    17 .  Interest Income from Collection Account                                                          $           1,389.18

    18 .  Simple Interest Advances                                                                         $               0.00

                                                                                                              ------------------
    19 .  Available Collections (Ln16 + Ln17 + Ln18)                                                       $      22,529,632.94

  Required Payment Amount
  -----------------------

    20 .  Total Servicing Fee
          a.Monthly Servicing Fee                                                                          $         422,469.23
          b.Amount Unpaid from Prior Months                                                                $               0.00
          c.Amount Paid                                                                                    $         422,469.23
                                                                                                              ------------------
          d.Shortfall Amount (a + b - c)                                                                   $               0.00

    21 .  Class A Noteholder Interest Amounts
          a.Class A-1 Monthly Interest                                                                     $          68,200.00
          b.Additional Note Interest related to Class A-1 Monthly Interest                                 $               0.00
          c.Interest Due on Additional Note Interest related to Class A-1 Monthly Interest                 $               0.00
                                                                                                              ------------------
          d.Total Class A-1 Note Interest (sum a - c)                                                      $          68,200.00

          e.Class A-2 Monthly Interest                                                                     $          67,786.67
          f.Additional Note Interest related to Class A-2 Monthly Interest                                 $               0.00
          g.Interest Due on Additional Note Interest related to Class A-2 Monthly Interest                 $               0.00
                                                                                                              ------------------
          h.Total Class A-2 Note Interest (sum e-g)                                                        $          67,786.67

          i.Class A-3 Monthly Interest                                                                     $          85,151.11
          j.Additional Note Interest related to Class A-3 Monthly Interest                                 $               0.00
          k.Interest Due on Additional Note Interest related to Class A-3 Monthly Interest                 $               0.00
                                                                                                              ------------------
          l.Total Class A-3 Note Interest (sum i-k)                                                        $          85,151.11

          m.Class A-4 Monthly Interest                                                                     $          94,268.16
          n.Additional Note Interest related to Class A-4 Monthly Interest                                 $               0.00
          o.Interest Due on Additional Note Interest related to Class A-4 Monthly Interest                 $               0.00
                                                                                                              ------------------
          p.Total Class A-4 Note Interest (sum m-o)                                                        $          94,268.16

    22 .  Priority Principal Distributable Amount                                                          $               0.00

    23 .  Class B and Class C Noteholder Interest Amounts
          a.Class B Monthly Interest                                                                       $          37,313.36
          b.Additional Note Interest related to Class B Monthly Interest                                   $               0.00
          c.Interest Due on Additional Note Interest related to Class B Monthly Interest                   $               0.00
                                                                                                              ------------------
          d.Total Class B Note Interest (sum a-c)                                                          $          37,313.36
          e.Class C Monthly Interest                                                                       $          21,562.98
          f.Additional Note Interest related to Class C Monthly Interest                                   $               0.00
          g.Interest Due on Additional Note Interest related to Class C Monthly Interest                   $               0.00
                                                                                                              ------------------
          h.Total Class C Note Interest (sum e-g)                                                          $          21,562.98

    24 .  Required Payment Amount (Sum: Ln 20 - Ln 23)                                                     $         796,751.51

    25 .  Regular Principal Distributable Amount                                                           $      26,084,187.09

    26 .  Unreimbursed Servicer Advances                                                                   $               0.00

  Available Funds
  ---------------

    27 .  Available Collections                                                                            $      22,529,632.94

    28 .  Reserve Account Draw Amount                                                                      $               0.00
                                                                                                              ------------------

    29 .  Available Funds                                                                                  $      22,529,632.94

  Collection Account Activity
  ---------------------------

    30 .  Deposits
          a.Total Daily Deposits of Finance Charge Collections                                             $       3,767,002.76
          b.Total Daily Deposits of Principal Collections                                                  $      18,761,241.00
          c.Withdrawal from Reserve Account                                                                $               0.00
          d.Interest Income                                                                                $           1,389.18
                                                                                                              ------------------
          e.Total Deposits to Collection Account (sum a - d)                                               $      22,529,632.94

    31 .  Withdrawals
          a.Servicing Fee and Unreimbursed Servicer Advances                                               $         422,469.23
          b.Deposit to Note Payment Account for Monthly Note Interest/Principal                            $      22,107,163.71
          c Deposit to Reserve Account                                                                     $               0.00
          d Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder)         $               0.00
                                                                                                              ------------------
          e Total Withdrawals from Collection Account(sum a - d)                                           $      22,529,632.94

  Note Payment Account Activity
  -----------------------------

    32 .  Deposits
          a.Class A-1 Interest Distribution                                                                $          68,200.00
          b.Class A-2 Interest Distribution                                                                $          67,786.67
          c.Class A-3 Interest Distribution                                                                $          85,151.11
          d.Class A-4 Interest Distribution                                                                $          94,268.16
          e.Class B Interest Distribution                                                                  $          37,313.36
          f.Class C Interest Distribution                                                                  $          21,562.98

          g.Class A-1 Principal Distribution                                                               $      21,732,881.43
          h.Class A-2 Principal Distribution                                                               $               0.00
          I.Class A-3 Principal Distribution                                                               $               0.00
          j.Class A-4 Principal Distribution                                                               $               0.00
          k.Class B Principal Distribution                                                                 $               0.00
          l.Class C Principal Distribution                                                                 $               0.00
                                                                                                              ------------------

          m.Total Deposits to Note Payment Account (sum a - l)                                             $      22,107,163.71

    33 .  Withdrawals
          a.Class A-1 Distribution                                                                         $      21,801,081.43
          b.Class A-2 Distribution                                                                         $          67,786.67
          c.Class A-3 Distribution                                                                         $          85,151.11
          d.Class A-4 Distribution                                                                         $          94,268.16
          e.Class B Distribution                                                                           $          37,313.36
          f.Class C Distribution                                                                           $          21,562.98
                                                                                                              ------------------
          g.Total Withdrawals from Note Payment Account (sum a - f)                                        $      22,107,163.71
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  Certificate Payment Account Activity
  ------------------------------------

    34 .  Deposits
          a.Excess Funds                                                                                   $               0.00
          b.Reserve Account surplus                                                                        $             112.67
                                                                                                              ------------------
          c Total Deposits to Certificate Payment Account (sum a - b)                                      $             112.67

    35 .  Withdrawals
          a.Certificateholder Distribution                                                                 $             112.67
                                                                                                              ------------------
          b.Total Withdrawals from Certificate Payment Account                                             $             112.67

  Required Reserve Account Amount
  -------------------------------

    36 .  Lesser of: (a or b)
          a.  $2,534,815.41                                                                                $       2,534,815.41
          b.  Note Balance                                                                                 $     485,230,118.57

    37 .  Required Reserve Account Amount                                                                  $       2,534,815.41


  Reserve Account Reconciliation
  ------------------------------

    38 .  Beginning Balance (as of Preceding Distribution Date)                                            $       2,534,815.41
    39 .  Investment Earnings                                                                              $             112.67
    40 .  Reserve Account Draw Amount                                                                      $               0.00
                                                                                                              ------------------
    41 .  Reserve Account Amount (Ln 38 + Ln39 - Ln40)                                                     $       2,534,928.08
    42 .  Deposit from Excess Available Funds                                                              $               0.00
    43 .  Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount                     $             112.67
    44 .  Ending Balance (Ln41 + Ln42 - Ln43)                                                              $       2,534,815.41
    45 .  Reserve Account Deficiency (Ln37 - Ln44)                                                         $               0.00

  Instructions to the Trustee
  ---------------------------

    46 .  Amount to be deposited from the Reserve Account into the Collection Account                      $               0.00
    47 .  Amount to be paid to Servicer from the Collection Account                                        $         422,469.23
    48 .  Amount to be deposited from the Collection Account into the Note Payment Account                 $      22,107,163.71
    49 .  Amount to be deposited from the Collection Account into the Certificate Payment Account          $               0.00
    50 .  Amount to be deposited from the Collection Account into the Reserve Account                      $               0.00
    51 .  Amount to be deposited from the Reserve Account into the Certificate Payment Account for
          payment to the Certificateholder if Reserve Account Balance exceeds Required Reserve Amount      $             112.67
    52 .  Amount to be paid to Class A-1 Noteholders from the Note Payment Account                         $      21,801,081.43
    53 .  Amount to be paid to Class A-2 Noteholders from the Note Payment Account                         $          67,786.67
    54 .  Amount to be paid to Class A-3 Noteholders from the Note Payment Account                         $          85,151.11
    55 .  Amount to be paid to Class A-4 Noteholders from the Note Payment Account                         $          94,268.16
    56 .  Amount to be paid to Class B Noteholders from the Note Payment Account                           $          37,313.36
    57 .  Amount to be paid to Class C Noteholders from the Note Payment Account                           $          21,562.98
    58 .  Amount to be paid to Certificateholders from the Certificate Payment Account with respect to Excess
          Funds and Reserve Account surplus                                                                $             112.67

  Net Loss and Delinquency Activity
  ---------------------------------

    59 .  Net Losses with respect to preceding Collection Period                                           $               0.00

    60 .  Cumulative Net Losses                                                                            $               0.00

    61 .  Cumulative Net Loss Percentage                                                                           0.0000%

    62 .  Delinquency Analysis                                                        Number of                   Principal
                                                                                        Loans                      Balance
                                                                            ----------------------------------------------------

          a.31 to 60 days past due                                                       189               $       1,357,932.46
          b.61 to 90 days past due                                                        1                $           4,408.28
          c.91 or more days past due                                                      0                $               0.00
                                                                            ----------------------------------------------------
          d.Total (sum a - c)                                                            190                       1,362,340.74

  IN WITNESS WHEREOF, the undersigned has duly executed this certificate on June 09, 2003.

  CARMAX AUTO SUPERSTORES, INC.
  ==========================================================================
  As Servicer

  By:                         /s/Keith D. Browning
            ----------------------------------------------------------------

  Name:                         Keith D. Browning
            ----------------------------------------------------------------

  Title:         Executive Vice President and Chief Financial Officer
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